DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this semi-annual report for Dreyfus Variable Investment Fund - International Equity Portfolio for the six months ended June 30, 1997. Over this period, your Portfolio produced a total return of 15.77%,* which compares with a total return of 11.21% for the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE Registration
Mark) Index.**
    Performance of the Dreyfus Variable Investment Fund _International Equity Portfolio also exceeded the median return of the Lipper Variable
International Fund universe as shown in the chart and, in fact, finished in the first quartile, or the top 25% of all funds in that competitive uni-verse. Many factors contributed to performance for the period. In Europe classic growth stocks such as sportswear maker Adidas (Germany), consumer products giant Henkel (Germany), hotel owner-operator Jurys (Ireland), temporary employment services providers Goudsmit and Vedior (Netherlands) and insurance leader Skandia (Sweden) provided strong returns. Positive contributions were also made by more mature European companies in the process of restructuring such as Volkswagen (Germany), Credito Italiano (Italy) and Philips (Netherlands). The Japanese portion of your Portfolio was boosted by two semi-conductor equipment producers, Tokyo Electron and Advantest, rapidly growing finance company Nichiei, entertainment giant Sony and electronic component producer Matsushita Kotobuki. Strong performers in the emerging markets portion were Chinese "Red Chip" companies traded on the Hong Kong
Hang Seng stock market including Beijing Enterprises and China Resources. Currency hedging also added to returns during the first half of 1997. Investment Approach
    During my thirteen years in the international equity management business
I have developed an investment process designed to deliver to investors a portfolio that includes a wide variety of holdings in 15 to 25 markets around the world, exposure to rapidly growing emerging markets when I believe they appear attractive for investment, and active currency management. The crucial challenge for an international investor is how to judge the relative attractiveness of various markets when there are scores to choose from. I address this challenge by evaluating inputs on growth, valuation, interest rates, liquidity, technical factors and currency in each of the world's major markets. My work in these areas is driven by PC-based tools I have developed over time. Markets and industry sectors will be overweighted, underweighted or market weighted relative to those of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFERegistration Mark) Index. Markets and industry sectors are currently overweighted or underweighted by no more than 70%, with two exceptions. First, the largest market in the EAFE Index, Japan, has a 50%-150% weighting band. The second exception is the asset class of emerging markets. While these markets comprise only 7% of the EAFE Index, your Portfolio may invest up to 30% of its assets in this area when significant opportunities present themselves.
The reason for this policy is twofold. First, emerging markets have the highest secular GDP and EPS growth rates in the world, and I believe an international portfolio should offer shareholders substantial exposure to this long-term opportunity. Second, emerging markets often reach valuation extremes seldom seen in more developed equity markets. Making a significant investment at the appropriate time could position the Portfolio to benefit from these extraordinary opportunities.
    In the investment process I have developed, stocks are managed in a disciplined way. I search for stocks expected to have higher earnings growth rates than the market in which they trade. Attractive companies often have made a corporate change in management, strategy or business structure that could positively alter their future growth rate. Stocks purchased also need to have what I believe are attractive valuations both relative to their own history and that of the local market. Companies are sold when growth is forecast to fall below my own or consensus estimates, the valuation target is reached or the weighting in that market reduced as a result of an asset allocation decision.
    Foreign currencies are at least partially hedged, where practicable, when I believe that a given currency has 10% or more downside against the U.S. Dollar over the next 12 to 18 months.
MARKET OVERVIEW AND CURRENT OUTLOOK
    The largest portion of your Portfolio's assets are currently invested in continental Europe. In the investment process used by Dreyfus Variable Investment Fund - International Equity Portfolio this area of the globe exhibits a large number of positive characteristics on both the "macro" and individual stock fronts. From a "macro" or market perspective, continental European markets are experiencing very rapid earnings growth, low interest rates, and strong liquidity flows, and companies are benefiting competitively from the recent weakness of continental currencies. All these positives make continental European markets look very positive from the perspective of technical analysis as well. On the company or stock level the three areas I mentioned in my Annual Letter to Shareholders mailed to you early this year all remain of interest. First, there are a significant number of "new" companies, either IPOs (initial public offerings of stock) or parts of very large companies being "spun off" into independent, publicly traded stocks. Some of these are exciting either because they are in fast growing areas or are undervalued because the market has little to compare them against.
Second, there are very major structural changes going on in various European business sectors. These changes can offer rich rewards for investors positioned in stocks driving the change or benefiting from it. Among the sectors going through huge changes are media, personal savings and investing and the development of flexible, temporary employment services. Third, a large number of companies in Europe are restructuring, re-engineering and generally rethinking the way they do business. One of the main goals of these changes is improved financial performance, which may mean setting higher margin and return-on-equity targets, divesting businesses that have performed badly, repurchasing stock with excess cash, and other actions that often bolster share performance. All of these developments currently make continental Europe what I believe is a vast and fruitful area for your Portfolio's investment now.
    Japan is the other main focus of investment in Dreyfus Variable
Investment Fund _ International Equity Portfolio. In my last letter I noted that "...the Japanese stock market is the only major market in the world that is on the verge of beginning a new bull market." This remains true but that bull market has yet to truly get underway. The positives about the market, rapid earnings growth, low interest rates, attractive valuation, and the soft Yen, still have not attracted the rapt attention of local Japanese investors who must become more bullish before the market begins to outperform other markets. Despite the Japanese market's overall lackluster performance we continue to find profitable investments in many areas within this market.
Some of the fertile areas have been the electronics/technology sector, where Japanese companies excel in many niche categories; home computer software games, where a new generation of hardware is spawning growth in many new games; the retail area, where deregulation is presenting many new opportunities for agile competitors; and even the much maligned financial sector where some mature institutions are beginning to restructure their business and newer competitors are benefiting from the unfolding deregulation of Japanese financial services. Opportunities such as these will be present in any case but the depth and breadth of participation by local Japanese investors will determine whether the overall Japanese market as measured by the Nikkei Index will begin a new bull market.
    Your Portfolio's investment in emerging markets is just below the mid-point of the 0%-30% range utilized in our investment approach. Most of the available emerging markets are either in Asia or Latin America. A number of the larger Asian emerging markets have fallen dramatically during the first half of 1997 but, in my view, remain unattractive for investment despite their declines. These economies have become fairly wealthy, and this wealth requires them to transition away from some of the lower value-added businesses (textiles, commodity processing) that have been their traditional strengths to new ones in areas such as technology and services. My investment team believes this transition will take some time. As a result your Portfolio's investments in Asian emerging markets have been extremely selective but concentrated in the Hong Kong market, which has performed well thus far in 1997, and the Chinese "Red Chips" (traded also in Hong Kong) which have performed exceptionally well.
    Latin America has performed extremely well during the first half of 1997, particularly Brazil and Mexico where liquidity is better than in the rest of Latin America. Your Portfolio's concentration is currently on Mexico, where growth, valuation, liquidity, and interest rates are all very positive as that country completes its recovery from the currency turmoil of several years ago.
    The Portfolio's investments in both Europe and Japan remain partially hedged as conditions continue to point, in my view, to some further weakness in the currencies in both areas. European currencies are likely to remain weaker than the Japanese Yen compared to the U.S. in the near future.
    As Portfolio Manager of Dreyfus Variable Investment _ International
Equity Portfolio, I look forward to corresponding with you again at the end of the current year in the Annual Letter to Shareholders.
                              Sincerely,

                          [Ron Chapman signature logo]

                              Ron Chapman
                              Portfolio Manager

July 17, 1997
New York, N.Y.

 *Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. _ The Morgan Stanley Capital International Europe, Australasia, Far East (EAFERegistration Mark) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. The return indicated includes net dividends reinvested. The Index is the property of Morgan Stanley & Co., Incorporated.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS                                                                          JUNE 30, 1997 (UNAUDITED)
Common Stocks-92.9%                                                                             Shares              Value
                                                                                               ___________       ___________
     Australia-.8%                        QNI..............................                       150,000        $   270,130
                                                                                                                _____________
     Canada-1.1%                          Canadian Conquest Exploration              (a)          150,000            147,773
                                          Ranger Oil.......................                        23,000            214,187
                                                                                                                _____________
                                                                                                                     361,960
                                                                                                                _____________
     Chile-1.6%                           Empresa Nacional Electricidad, A.D.R.                    17,000            383,562
                                              Quinenco, A.D.R..............                         8,700            160,950
                                                                                                                _____________
                                                                                                                     544,512
                                                                                                                _____________
     China-1.5%                           China Overseas Land & Investment.                       200,000            161,363
                                          China Resources Enterprise.......                        30,000            147,163
                                          New World Infrastructure.........          (a)           32,000             90,467
                                          Shanghai Industrial Holdings.....                      20,000  124,443
                                                                                                                _____________
                                                                                                                      523,436
                                                                                                                _____________
     Finland-3.2%                         Cultor Oy, Ser. 1................                         6,500            344,121
                                          Huhtamaki Group..................                         6,000            258,163
                                          Sampo Insurance, Cl. A...........                         5,000            486,100
                                                                                                                _____________
                                                                                                                   1,088,384
                                                                                                                _____________
     France-3.4%                          Banque Nationale de Paris........                         5,000            206,040
                                          Compagnie Generale des Eaux......                         2,500            320,289
                                          Compagnie Generale des Eaux (Warrants)                    2,500              1,497
                                          Elf Aquitaine....................                         3,500             377,542
                                          Groupe AB, A.D.R.................                        16,000            136,000
                                          Michelin, Cl. B..................                         2,000            120,085
                                                                                                                _____________
                                                                                                                   1,161,453
                                                                                                                _____________
     Germany-8.2%                         Adidas...........................                         4,000            442,534
                                          Bankgesellschaft Berlin..........                        10,000            209,229
                                          BETA Systems Software............                         5,000            590,427
                                          Daimler Benz.....................                         2,000            162,224
                                          Deutsche Bank....................                         4,600            268,696
                                          GEA..............................                           700            275,666
                                          Henkel KGaA......................                           550             29,163
                                          Hoechst..........................                         3,000            127,223
                                          Metro............................                         3,000            328,633
                                          Volkswagen.......................                           500            383,204
                                                                                                                _____________
                                                                                                                   2,816,999
                                                                                                                _____________
    Hong Kong-3.7%                        Beijing Enterprises Holdings.....                        60,000            377,977
                                          Cheung Kong Holdings.............                        35,000            345,640
                                          China Light & Power..............                        30,000            170,012
                                          GZI Transport (Warrants).........                       150,000             15,491
                                          Hong Kong & China Gas............                        66,000            132,060

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                           JUNE 30, 1997 (UNAUDITED)
Common Stocks (continued)                                                                      Shares               Value
                                                                                              ___________       ____________
     Hong Kong (continued)                New World Development............                        25,000       $    149,100
                                          Swire Pacific, Cl. A.............                         8,500             76,534
                                                                                                                _____________
                                                                                                                   1,266,814
                                                                                                                _____________
     Ireland-4.1%                         Greencore Group.................                        175,000            861,372
                                          Irish Continental Group.........                         14,500            164,702
                                          Jurys Hotel Group...............                         70,000            389,605
                                                                                                                _____________
                                                                                                                   1,415,679
                                                                                                                _____________
     Israel-1.4%                          Teva Pharmaceutical Industries, A.D.R.                    7,500            485,625
                                                                                                                _____________
     Italy-3.2%                           Bulgari.........................                         40,000            228,285
                                          Credito Italiano................                        100,000            183,088
                                          Fiat............................                         90,000            324,042
                                          Stet Societa' Finanziaria Telefonica                     65,000            379,237
                                                                                                                _____________
                                                                                                                   1,114,652
                                                                                                                _____________
     Japan-28.6%                          Advantest.......................                          2,200            168,935
                                          Bank of Tokyo-Mitsubishi........                         20,000            401,396
                                          Canon...........................                         26,000            707,853
                                          Circle K Japan..................                          3,600            206,702
                                          Dai Nippon Printing.............                         14,000            316,405
                                          Daikin Industries...............                         25,000            226,876
                                          Dainippon Ink & Chemicals.......                         40,000            172,426
                                          Daiwa Securities................                         50,000            394,415
                                          Family Mart.....................                          3,800            186,353
                                          Fuji Bank.......................                         25,000            375,218
                                          Isetan..........................                         15,000            185,864
                                          Konami..........................                          5,000            186,737
                                          Mabuchi Motor...................                          2,500            145,070
                                          Matsushita Communication Industries                       4,000            135,079
                                          Matsushita-Kotobuki Electric Industrial                  11,000            364,747
                                          Meiwa Estate....................                          6,000            130,890
                                          Murata Manufacturing............                          4,000            159,162
                                          NKK.............................                        113,000            242,565
                                          Namco...........................                          7,000            269,983
                                          Nichiei.........................                          2,000            232,112
                                          Nintendo........................                          3,000            250,785
                                          Nippon Soda.....................                         30,000            301,047
                                          Nippon Telegraph & Telephone....                             30            287,958
                                          Nippon Telegraph & Telephone, A.D.R.                      2,000             97,500
                                          Nippon Zeon.....................                         55,000            271,641
                                          Nitto Electric Works............                         17,000            302,618
                                          Orix............................                          3,000            222,251
                                          Otsuka Kagu.....................                          6,000            474,869
                                          Pioneer Electronic..............                          8,000            194,066
                                          Rohm............................                          2,000            205,934
                                          Shiseido........................                         10,000            164,921

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                          JUNE 30, 1997 (UNAUDITED)
Common Stocks (continued)                                                                        Shares             Value
                                                                                              ___________        ___________
     Japan (continued)                    Showa Aluminum..................                         45,000         $  242,278
                                          Sony............................                          3,000            261,518
                                          Sumitomo Bank...................                         22,000            360,908
                                          Sumitomo Metal Mining...........                         35,000            247,382
                                          Taiyo Yuden.....................                         15,000            247,382
                                          Tokyo Electron..................                          3,000            143,456
                                          Toyota Motor....................                          6,000            176,963
                                          Uni-Charm.......................                          5,000            178,010
                                                                                                                _____________
                                                                                                                   9,840,275
                                                                                                                _____________
     Malaysia-1.7%                        Kentucky Fried Chicken Holdings.                         78,666             296,124
                                          Renong..........................                         45,000              58,842
                                          Tenaga Nasional.................                         50,000             243,690
                                                                                                                _____________
                                                                                                                      598,656
                                                                                                                _____________
     Mexico-3.7%                          Grupo Carso, Cl. A1.............                         25,000            174,382
                                          Grupo Casa Autrey, A.D.R........                          7,500            152,344
                                          Grupo Financiero Banamex Accival, Cl. B       (a)       125,000            321,645
                                          Grupo Financiero Bancomer, Cl. B              (a)       720,000            346,922
                                          Grupo Financiero Inbursa, Cl. B.                            349              1,488
                                          Kimberly-Clark de Mexico, Cl.A..                         70,000            280,777
                                                                                                                _____________
                                                                                                                   1,277,558
                                                                                                                _____________

     Netherlands-6.5%                     BE Semiconductor Industries.....             (a)         23,000            331,416
                                          Brunel International............                          2,000             44,399
                                          Cap Gemini......................                          6,000            189,409
                                          Goudsmit........................                         11,500            349,567
                                          Koninklijke Pakhoed.............                          9,000            317,108
                                          Philips Electronics.............                          6,000            429,532
                                          Philips Electronics (New York Shares)                     3,000            215,625
                                          Vedior..........................                         14,000            369,959
                                                                                                                _____________
                                                                                                                   2,247,015
                                                                                                                _____________
     Norway-.9%                           Schibsted.......................                         16,000            316,650
                                                                                                                _____________
     Philippines-1.2%                     Ayala Land, Cl.B................                        13,125              12,079
                                          Equitable Banking...............                         20,000             72,486
                                          Philippine Long Distance Telephone                        5,000            162,239
                                          San Miguel, Cl. B...............                         60,000            158,254
                                                                                                                _____________
                                                                                                                     405,058
                                                                                                                _____________
     Portugal-1.2%                        Electricidade de Portugal.......                         22,400            410,857
                                                                                                                 _____________
     Singapore-.7%                        DBS Land........................                         75,000            237,196
                                                                                                                _____________

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                           JUNE 30, 1997 (UNAUDITED)
Common Stocks (continued)                                                                      Shares               Value
                                                                                              ___________       ____________
     Spain-1.5%                           Repsol S.A......................                         12,000       $    507,432
                                                                                                                _____________
     Sweden-3.5%                          Electrolux, Cl. B...............                          7,000            506,057
                                          Haldex..........................                         10,200            114,971
                                          Granges.........................                          3,500             46,479
                                          Skandia Forsakrings.............                         15,000            553,864
                                                                                                                _____________
                                                                                                                    1,221,371
                                                                                                                _____________
     Switzerland-1.1%                     Compagnie Financiere Michelin...                           300             157,289
                                          Novartis........................                           140             223,655
                                                                                                                _____________
                                                                                                                     380,944
                                                                                                                _____________
     United Kingdom-10.1%                 Alvis...........................                        120,000            236,621
                                          British Sky Broadcasting Group..                         53,000            388,045
                                          Cadbury Schweppes...............                         35,000            311,875
                                          Capital Radio...................                         25,000            223,600
                                          Grand Metropolitan..............                         55,000            532,189
                                          JBA Holdings....................                         15,000            219,648
                                          Misys...........................                          4,000             90,688
                                          Powerscreen International.......                         15,000            163,363
                                          Reuters Holdings................                         34,000            358,126
                                          SEMAGroup.......................                          5,000            102,544
                                          Serco Group.....................                          7,000             82,002
                                          SmithKline Beecham..............                         20,000            367,910
                                          Thistle Hotels..................                         23,200             61,189
                                          Viatel..........................                         12,500             84,375
                                          Vodafone Group..................                         55,000            267,696
                                                                                                                _____________
                                                                                                                   3,489,871
                                                                                                                _____________
                                          TOTAL COMMON STOCKS
                                             (cost $27,635,130)...........                                       $31,982,527
                                                                                                               ==============

Preferred Stocks-.5%
     Germany;                             Henkel KGaA Vorzug
                                             (cost $114,288)..............                          2,950         $  167,412
                                                                                                               ==============

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                         JUNE 30, 1997 (UNAUDITED)
                                                                                             Principal
Short-Term Investments-6.6%                                                                    Amount               Value
                                                                                            _____________       _____________
     United States:                       U.S. Treasury Bills:
                                             5.01%, 7/24/1997.............                   $   652,000       $     650,168
                                             4.94%, 9/18/1997.............                     1,637,000           1,618,764
                                                                                                                _____________
                                          TOTAL SHORT-TERM INVESTMENTS
                                               (cost $2,269,184)..........                                      $  2,268,932
                                                                                                               ==============
TOTALINVESTMENTS (cost $30,018,602).........................................                      100.0%         $34,418,871
                                                                                                 ========       ==============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                        0.0%       $     (16,545)
                                                                                                 ========       ==============
NETASSETS...................................................................                      100.0%         $34,402,326
                                                                                                 ========       ==============

Notes to Statement of Investments:
(a) Non-income producing.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                              JUNE 30, 1997 (UNAUDITED)
                                                                                              Cost                  Value
                                                                                            ____________         ____________
ASSETS:                          Investments in securities_See Statement of Investments     $30,018,602          $34,418,871
                                 Cash.......................................                                         217,271
                                 Receivable for investment securities sold and forward
                                      currency exchange contracts...........                                         801,516
                                 Dividends and interest receivable..........                                          65,394
                                 Prepaid expenses...........................                                             824
                                                                                                                _____________
                                                                                                                  35,503,876
                                                                                                                _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        20,512
                                 Payable for investment securities purchased                                         823,770
                                 Net unrealized (depreciation) on forward
                                    currency exchange contracts_Note 5(a)...                                         226,714
                                 Accrued expenses...........................                                          30,554
                                                                                                                _____________
                                                                                                                   1,101,550
                                                                                                                _____________
NET ASSETS..................................................................                                     $34,402,326
                                                                                                               ==============
REPRESENTED BY:                  Paid-in capital............................                                     $29,077,053
                                 Accumulated undistributed investment income_net                                     133,854
                                 Accumulated net realized gain (loss) on investments,
                                     foreign currency transactions and forward
                                     currency exchange contracts.............                                      1,016,383
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments, foreign currency transactions and
                                     forward currency exchange contracts.....                                      4,175,036
                                                                                                                _____________
NET ASSETS..................................................................                                     $34,402,326
                                                                                                               ==============
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized)                                    2,159,665
NET ASSET VALUE, offering and redemption price per share....................                                         $15.93
                                                                                                                     =======


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF OPERATIONS                                                      SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $39,857 foreign taxes
                                    withheld at source).....................                 $   238,083
                                 Interest...................................                      50,058
                                                                                            _____________
                                       Total Income.........................                                     $   288,141
EXPENSES:                        Investment advisory fee_Note 4(a)..........                     105,627
                                 Custodian fees.............................                      29,011
                                 Auditing fees..............................                       9,219
                                 Prospectus and shareholders' reports.......                       7,369
                                 Registration fees..........................                       1,700
                                 Shareholder servicing costs................                       1,196
                                 Legal fees.................................                         549
                                 Trustees' fees and expenses_Note 4(b)......                         526
                                 Loan commitment fees_Note 3................                         162
                                 Miscellaneous..............................                         322
                                                                                            _____________
                                       Total Expenses.......................                                         155,681
                                                                                                                _____________
INVESTMENT INCOME_NET.......................................................                                         132,460
                                                                                                                _____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 5:
                                 Net realized gain (loss) on investments and
                                     foreign currency transactions..........                 $   687,181
                                 Net realized gain (loss) on forward currency
                                     exchange contracts
                                       Short transactions...................                     429,609
                                                                                            _____________
                                       Net Realized Gain (Loss).............                                       1,116,790
                                 Net unrealized appreciation (depreciation) on investments, foreign currency transactions and forward
                                       currency exchange contracts..........                                       3,187,129
                                                                                                                _____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                       4,303,919
                                                                                                                _____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $4,436,379
                                                                                                               ==============





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                                                                  Six Months Ended
                                                                                   June 30, 1997              Year Ended
                                                                                    (Unaudited)           December 31, 1996
                                                                                ___________________       ___________________
OPERATIONS:
  Investment income_net............................................               $     132,460            $     159,717
  Net realized gain (loss) on investments..........................                   1,116,790                  424,121
  Net unrealized appreciation (depreciation) on investments........                   3,187,129                  665,866
                                                                                _________________       _________________
      Net Increase (Decrease) in Net Assets Resulting from Operations                 4,436,379                1,249,704
                                                                                _________________       _________________
DIVIDENDS TO SHAREHOLDERS:
  From investment income_net.......................................                      --                     (154,767)
  From net realized gain on investments............................                      --                     (674,147)
  In excess of net realized gain on investments....................                      --                     (100,407)
                                                                                _________________       _________________
      Total Dividends..............................................                      --                     (929,321)
                                                                                _________________       _________________
BENEFICIALINTEREST TRANSACTIONS:
  Net proceeds from shares sold....................................                   7,249,318               17,852,617
  Dividends reinvested.............................................                       --                     929,321
  Cost of shares redeemed..........................................                  (1,637,997)              (2,663,951)
                                                                                _________________       _________________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions         5,611,321               16,117,987
                                                                                _________________       _________________
CAPITALCONTRIBUTIONFROMANAFFILIATE
  OFTHEADVISER_Note 4(c)...........................................                       --                     244,118
                                                                                _________________       _________________
      Total Increase (Decrease) in Net Assets......................                  10,047,700               16,682,488
NET ASSETS:
  Beginning of Period..............................................                  24,354,626                7,672,138
                                                                                _________________       _________________
  End of Period.................................................                    $34,402,326              $24,354,626
                                                                               =================      ===================
Undistributed investment income_net............................                   $     133,854            $       1,394
                                                                                _________________       _________________

                                                                                      Shares                  Shares
                                                                                _________________       _________________
CAPITAL SHARE TRANSACTIONS:
  Shares sold................................................                           503,574                1,298,048
  Shares issued for dividends reinvested...........................                       --                      68,418
  Shares redeemed..................................................                    (114,056)                (194,804)
                                                                                _________________       _________________
      Net Increase (Decrease) in Shares Outstanding................                     389,518                1,171,662
                                                                               =================      ===================

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.
                                                                 Six Months Ended              Year Ended December 31,
                                                                  June 30, 1997           _____________________________________
PER SHARE DATA:                                                    (Unaudited)             1996          1995          1994(1)
                                                                ________________         _________     _________      _________
    Net asset value, beginning of period............                  $13.76              $12.82        $12.02          $12.50
                                                                    _________            _________     _________      _________
    Investment Operations:
    Investment income_net...........................                     .06                 .10           .15             .15
    Net realized and unrealized gain (loss)
      on investments................................                    2.11                1.16           .74           (.40)
                                                                    _________            _________     _________      _________
    Total from Investment Operations................                    2.17                1.26           .89           (.25)
                                                                    _________            _________     _________      _________
    Distributions:
    Dividends from investment income_net............                     --                 (.09)         (.08)          (.14)
    Dividends in excess of investment income_net....                     --                  --           (.01)          (.09)
    Dividends from net realized gain on investments.                     --                 (.39)          --            --
    Dividends in excess of net realized gain on investments              --                 (.06)          --            --
                                                                    _________            _________     _________      _________
    Total Distributions.............................                     --                 (.54)         (.09)          (.23)
                                                                    _________            _________     _________      _________
    Capital Contribution from an affiliate of the Adviser                --                  .22           --            --
                                                                    _________            _________     _________      _________
    Net asset value, end of period..................                  $15.93              $13.76        $12.82         $12.02
                                                                    _________            _________     _________      _________
TOTAL INVESTMENT RETURN.............................                   15.77%(2)          11.61%(3)      7.39%          (2.00%)(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.........                     .55%(2)           1.28%         1.59%           .23%(2)
    Ratio of net investment income to
      average net assets............................                     .47%(2)            .92%         1.13%           1.11%(2)
    Decrease reflected in above expense ratios due to
      undertakings by The Dreyfus Corporation.......                    --                  --            .45%           1.70%(2)
    Portfolio Turnover Rate.........................                  78.34%(2)          181.13%        70.22%          16.75%(2)
    Average commission rate paid(4).................                  $.0200              $.0255           --              --
    Net Assets, end of period (000's Omitted).......                 $34,402             $24,355        $7,672         $1,089

(1)    From May 2, 1994 (commencement of operations) to December 31, 1994.
(2)    Not annualized.
(3) Had the Series not had a capital contribution by an affiliate of the Adviser during the period, the total investment return would have been 9.89%.
(4) For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1_GENERAL:
  Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the International Equity Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a non-diversified portfolio. The Series' investment objective is to maximize capital growth. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.
  The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
  The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
NOTE 2_SIGNIFICANT ACCOUNTING POLICIES:
  (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
  (b) Foreign currency transactions: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
  (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
  (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
  (e) Federal income taxes: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 3_BANK LINE OF CREDIT:
  The Series participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. For the period ended June 30, 1997, the Series did not borrow under the Facility.
NOTE 4_INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
  (a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly.
  The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.
  (b) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
  (C) During the period ended December 31, 1996, an affiliate of the Series' adviser reimbursed the Series for certain securities transactions. In connection with these transactions, the Series recorded a realized loss and an offsetting capital contribution in the amount of $244,118.
NOTE 5_SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended June 30, 1997, amounted to $26,666,042 and $20,817,939, respectively.


DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    The following summarizes open forward currency exchange contracts at June 30, 1997:

                                                             Foreign                                        Unrealized
                                                            Currency                                       Appreciation
Forward Currency Exchange Contracts:                         Amount          Proceeds         Value        (Depreciation)
_________________________________                        ____________       ____________    ________      __________________
Sales:
          British Pounds, expiring 8/20/97                  1,536,946      $2,500,918      $2,551,945          $ (51,027)
          British Pounds, expiring 9/12/97                    400,000         653,560         663,680            (10,120)
          Dutch Guilders, expiring 7/10/97                  1,050,000         562,339         535,332              27,007
          Dutch Guilders, expiring 8/20/97                  1,884,116         992,842         963,348              29,494
          Dutch Guilders, expiring 9/12/97                  1,050,000         550,603         537,717              12,886
          French Francs, expiring 7/10/97                   1,700,000         304,104         289,490              14,614
          French Francs, expiring 8/20/97                   2,149,779         378,369         367,063              11,306
          French Francs, expiring 9/12/97                   1,700,000         296,684         290,708              5,976
          German Deutsche Marks, expiring 7/10/97             300,000         180,788         172,166              8,622
          German Deutsche Marks, expiring 8/20/97           2,362,781       1,400,581       1,360,030              40,551
          German Deutsche Marks, expiring 9/12/97             300,000         177,085         172,970              4,115
          Italian Lire, expiring 7/10/97                  350,000,000         210,818         206,119              4,699
          Italian Lire, expiring 9/12/97                  350,000,000         206,825         205,735              1,090
          Japanese Yen, expiring 8/6/97                   228,000,000       1,823,271       2,001,211           (177,940)
          Japanese Yen, expiring 8/19/97                  595,000,000       5,075,060       5,232,149           (157,089)
          Swedish Krona, expiring 7/10/97                   1,050,000         138,596         136,104              2,492
          Swedish Krona, expiring 8/20/97                   6,105,658         799,745         792,695              7,050
          Swedish Krona, expiring 9/12/97                   1,050,000         136,010         136,450               (440)
                                                                                                                ___________
                                                                                                               ($226,714)
                                                                                                              =============

          The Series enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Series is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Series would incur a loss if the value of the contract increases between the date the forward contract is opene d and the date the forward contract is closed. The Series realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Series would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract increases between those dates. The Series is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.
  (b) At June 30, 1997, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $4,173,555, consisting of $5,299,303 gross unrealized appreciation and $1,125,748 gross unrealized depreciation.
  At June 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

[Dreyfus lion "d" logo]
Registration Mark
Variable
Investment Fund,
INTERNATIONAL EQUITY
PORTFOLIO
Semi-Annual
Report

June 30, 1997
DREYFUS VARIABLE INVESTMENT FUND,
INTERNATIONAL EQUITY PORTFOLIO
200 Park Avenue
New York, NY 10166

INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286

TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940








Printed in U.S.A.                            109SA976
[Dreyfus logo]
Registration Mark